ROYCE FOCUS TRUST, INC.
1414 Avenue of the Americas New York, New York 10019 (212) 355-7311 (800) 221-4268

PRESS RELEASE

FOR IMMEDIATE RELEASE - April 28, 2005 New York, New York	Contact:	John D. Diederich 212-355-7311

Royce Focus Trust, Inc. Announces Rights Offering

NEW YORK, April 28, 2005 - The Securities and Exchange Commission has declared effective the Registration Statement filed by Royce Focus Trust, Inc. (Nasdaq: FUND) relating to the offering by FUND to its stockholders of rights to purchase additional shares of the Fund. Stockholders will be issued non-transferable rights entitling them to subscribe for one additional share for every five shares held, with the right to subscribe for additional shares not subscribed for by other stockholders in the primary subscription. The subscription price per share will be the lower of (a) $0.25 below the last reported sale price on the Nasdaq National Market on the business day following the expiration of the subscription period, or (b) the net asset value per share on that date. The offering is scheduled to commence on May 10, 2005 for stockholders of record as of May 6, 2005 (Ex date May 4, 2005) and expire on June 10, 2005.

An investor should carefully consider the investment goal, risks, fees and expenses of FUND. A prospectus containing this and other information may be obtained by calling 1-800-221-4268 and should be read carefully before investing or sending money.